SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                          EVERGREEN GLOBAL LEADERS FUND
                              EVERGREEN OMEGA FUND
                            EVERGREEN BLUE CHIP FUND
                            EVERGREEN FOUNDATION FUND
                        EVERGREEN GROWTH AND INCOME FUND
                     EVERGREEN TAX STRATEGIC FOUNDATION FUND

                             (the "Evergreen Funds")

--------------------------------------------------------------------------------
                                  SPECIAL OFFER
--------------------------------------------------------------------------------

         For the period July 19, 1999 through August 17, 1999 (unless terminated sooner as described below) (the "Offering Period"), Evergreen Distributor, Inc. ("EDI"), the principal underwriter for the Evergreen Funds, will waive the front-end sales charge on purchases of Class A shares of the Evergreen Funds. In addition, Mentor Distributors, LLC will waive the front-end sales charge on purchases of Class A shares of Mentor Growth Portfolio, Mentor Capital Growth Portfolio, and Mentor Balanced Portfolio (the "Mentor Portfolios") during the Offering Period. Purchases of Class A shares during the Offering Period will be at net asset value.

         Class A shares purchased during the Offering Period will be subject to a contingent deferred sales charge ("CDSC") according to the following schedule:

                           Time Held                                   CDSC

                           12 months or less*                          2.00%
                           More than 12 but less than 24 months*       1.00%
                           Thereafter                                  0%

                           * Time periods are calculated beginning with the first day of the calendar month following the month in which the purchase is made.

         The CDSC will apply to the lesser of the net asset value of the shares when (1) redeemed or (2) purchased. The CDSC will also apply to any redemption during the CDSC period of shares of another Evergreen fund acquired through exchange of shares purchased through this special offer.

         EDI will pay the selling broker a commission of 2.25% of the offering price on sales of Class A shares during the Offering Period that, absent the special offer, would have been subject to a front-end sales charge. The 2.25% commission will not apply to sales that would have been at net asset value absent the special offer. Normal commission rates will apply to such sales. The CDSC will not apply to shares purchased without the payment of the 2.25% commission. Such shares will be subject to the CDSC otherwise applicable, if any.

         Class A shares purchased during the Offering Period on which the 2.25% commission is paid may not be exchanged for shares of any other Evergreen fund for six months after the date of purchase.

         The Offering Period will terminate prior to August 17, 1999 if aggregate sales of Class A shares of the Evergreen Funds and the Mentor Portfolios reach approximately $100,000,000. EDI reserves the right to extend this offer beyond the Offering Period or beyond the time when such aggregate sales exceed $100,000,000.


July 1, 1999

                                             July 1, 1999


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Evergreen Equity Trust (the "Trust")
     File Nos. 333-37453/811-08413

Dear Sir/Madam:

     Pursuant to Rule 497(e) under the Securities Act of 1933, as amended (the "Act"), enclosed is a Supplement to the Prospectuses of Evergreen Omega Fund, Evergreen Blue Chip Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund and Evergreen Tax Strategic Foundation Fund, series of the Trust.

     If you have any questions, please call me at (617) 210-3685.

                                        Sincerely,


                                        /s/Scott Harney

                                        Scott Harney